UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 19, 2025

Zhanling International Limited

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54301	88-0981710
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 305-306, 3/F., New East Ocean Centre, No.9 Science Museum Road, Tsim Sha Tsui,Hong Kong	999077
(Address of principal executive offices)	(Zip Code)

(86) 18066819992

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act: None

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	ZLME	N/A

Item 8.01 – Other Events

On June 19, 2025, the board of directors of the Company approved the issuance of an aggregate of 3,298,500 shares of common stock of the Company, par value $0.001 per share, to the CEO to settle the outstanding balance of $32,985 due to the related party as of February 28, 2025. The share issuance price, $0.01 per share, was determined based on the recent market value of the Company’s common stock and agreed by both parties for settlement purposes. The CEO agreed to release the Company from all claims held by him. The CEO further agreed and acknowledged that upon receipt of the common stock in connection with the Debt Conversion, all of the existing obligations of the Company with respect to the amount due to him shall be deemed to be satisfied.

On June 19, 2025, the board of directors of the Company approved the issuance of an aggregate of 69,300 shares of common stock of the Company, par value $0.001 per share, to the non-related party to settle the outstanding balance of $693 due to the non-related party as of February 28, 2025. The share issuance price, $0.01 per share, was determined based on the recent market value of the Company’s common stock and agreed by both parties for settlement purposes. The non-related party agreed to release the Company from all claims held by her.The non-related party further agreed and acknowledged that upon receipt of the common stock in connection with the Debt Conversion, all of the existing obligations of the Company with respect to the amount due to her shall be deemed to be satisfied.

On June 19, 2025, the Company issued the Conversion Shares to the creditors in connection with the Debt Conversion. The issuance of the Conversion Shares was exempt from registration pursuant to Section 3(a)(9) of under the Securities Act of 1933, as amended. No commission or other remuneration was paid in connection with the Debt Conversion.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	DIRECTORS RESOLUTION, DATE ON JUNE 19, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 20, 2025

Zhanling International Limited

/s/ Yongqing Liu
By:	Yongqing Liu
Title:	CEO

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